Exhibit 10.45

Executed Version

INCREMENTAL AGREEMENT, BORROWING BASE REDETERMINATION AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS BORROWING BASE REDETERMINATION AGREEMENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 20, 2021 is among TALOS ENERGY INC., a Delaware corporation (“Holdings”), TALOS PRODUCTION INC., a Delaware corporation (as successor-by-conversion to Talos Production LLC, a Delaware limited liability company) and a direct or indirect Subsidiary of Holdings (the “Borrower”), each other Credit Party, JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”), and the Lenders that are party hereto.

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 10, 2018, among Holdings, the Borrower, the Administrative Agent, the Issuing Banks, the Lenders party thereto, and the other Persons from time to time party thereto (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Credit Agreement, as amended and extended hereby, the “Credit Agreement”); and

WHEREAS, (a) the Borrower desires to increase the Total Commitments under the Credit Agreement by having each Increasing Lender (as defined herein) increase its respective Commitment under the Credit Agreement and by having the Additional Lender (as defined herein) join the Credit Agreement, each as contemplated by Section 2.16 of the Credit Agreement, (b) each of JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA (each an “Increasing Lender”) desires, severally and not jointly, to increase its respective Commitment under the Credit Agreement and (c) Morgan Stanley Senior Funding, Inc. (the “Additional Lender”) has agreed to join the Credit Agreement and become a Lender under the Credit Agreement as a party thereto;

WHEREAS, the Borrower has provided the necessary reserve report information (the “Fall 2021 Redetermination Reserve Report”) for the Administrative Agent and the Lenders to complete the fall 2021 Scheduled Redetermination of the Borrowing Base and, after reviewing such reserve information, the Administrative Agent and the requisite Lenders have recommended reaffirming the Borrowing Base at $950,000,000; and

WHEREAS, each of Holdings and the Borrower desires to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, Section 13.1 of the Existing Credit Agreement provides that Holdings, the Borrower and the Lenders may amend the Existing Credit Agreement and the other Credit Documents in accordance with the provisions thereof;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1.
Definitions. Unless otherwise defined in this Agreement, each capitalized term used in this Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.
Incremental Agreements of Increasing Lenders and the Additional Lender.
(a)
By its execution and delivery hereof, each Increasing Lender, severally and not jointly, (i) shall, and does hereby, increase its Commitment under the Credit Agreement to the amount as set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I and (ii) represents and warrants to the Administrative Agent and each Issuing Bank that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
(b)
By its execution and delivery hereof, the Additional Lender (i) joins the Credit Agreement as a Lender party thereto, on the same terms and pursuant to the same documentation applicable to the Credit Agreement, (ii) commits $50,000,000 as the Additional Lender’s Commitment under the Credit Agreement,

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(iii) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it is not Holdings, the Borrower, a Subsidiary of the Borrower, a natural person, an Ineligible Institution or a Defaulting Lender, and otherwise satisfies all other requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to undertake actions of the type represented by the Commitment and either it, or the person exercising discretion in making its decision to do so, is experienced in undertaking actions of such type, (E) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1(a)-(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to make its Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Collateral Agent, any Issuing Bank, the Swingline Lender, any other Lender, or any of their respective Related Parties and (F) if it is a Non-U.S. Lender, it has delivered to the Administrative Agent any documentation required to be delivered by the Additional Lender pursuant to the terms of the Credit Agreement, duly completed and executed by the Additional Lender, and (iv) agrees that (A) it will, independently and without reliance on the Administrative Agent, the Collateral Agent, any Issuing Bank, the Swingline Lender, any other Lender, or any of their respective Related Parties, and, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender. From and after the Effective Date, the Additional Lender shall have the rights and obligations of a Lender under the Credit Agreement.
(c)
The provisions of this Section 2 shall constitute an “Incremental Agreement”, as defined in the Credit Agreement, and does not in any way constitute a novation of the Credit Agreement.
Section 3.
Redetermination of the Borrowing Base. The Borrower and the Lenders party hereto agree that on and as of the Effective Date the Borrowing Base shall be reaffirmed at $950,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement. Both Holdings and the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the regularly Scheduled Redetermination of the Borrowing Base for the fall of 2021 (and not an interim redetermination of the Borrowing Base) pursuant to Section 2.14 of the Credit Agreement.
Section 4.
Amendments to Existing Credit Agreement. On the Effective Date, the Credit Agreement is hereby amended as follows:
(a)
Clause (a)(ii) of the definition of “Monthly Hedged Volume Component” in Section 1.1 of the Credit Agreement is hereby amended and restated to provide as follows:

“(ii) (A) with respect to the months of August, September or October in any such fiscal quarter, 30%, (B) with respect to the months of July or November in any such fiscal quarter, 45%, and (C) with respect to any other month, 60%,”

(b)
Section 10.5 of the Credit Agreement is hereby amended by deleting the word “and” at the end of the existing clause (aa) therein, replacing the period at the end of existing clause (bb) therein with “; and” and inserting the following new clause (cc) immediately after the existing clause (bb) therein:

“ (cc) Investments in Unrestricted Subsidiaries substantially all of whose business consists of engaging in the activities set forth in clause (c) of the definition of “Oil and Gas Business” and any business or activity relating to, arising from, or necessary, appropriate, incidental or ancillary to such activities, in an aggregate amount pursuant to this Section 10.5(cc) not exceeding $50,000,000, provided that, in each case, after giving pro forma effect to the making of any such Investment, (1)

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no Default or Event of Default shall have occurred and be continuing and (2) the Borrower shall have Available Commitments of not less than 25% of the then effective Loan Limit (on a pro forma basis after giving effect to such Investment).”

Section 5.
Representations and Warranties, Etc. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Borrower and Holdings represent and warrant to the Administrative Agent and the Lenders that as of the Effective Date:
(a)
each representation and warranty made by any Credit Party contained in the Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;
(b)
each Credit Party executing this Agreement has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;
(c)
the Credit Agreement and each other Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and
(d)
no Default, Event of Default or Borrowing Base Deficiency exists under the Credit Agreement or any of the other Credit Documents.
Section 6.
Ratification; Reaffirmation of Security Documents.
(a)
Each of Holdings, the Borrower and each other Credit Party hereby ratifies and confirms, as of the Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated thereby and (ii) all of the Obligations under the Credit Agreement and the other Credit Documents.
(b)
Each of Holdings, the Borrower and each other Credit Party (i) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document, and agrees that each such Security Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.
Section 7.
Effectiveness. This Agreement shall become effective on the first date on which each of the conditions set forth in this Section 7 is satisfied (such date, “Effective Date”):
(a)
Agreement. This Agreement shall become effective on the first date on which the Administrative Agent shall have received executed counterparts of this Agreement from Holdings, the Borrower, each other Credit Party, the Administrative Agent, and Lenders constituting at least the Required Lenders and, with respect to the agreements set forth in Section 2 of this Agreement, the Swingline Lender, each Issuing Bank, each Increasing Lender and the Additional Lender.

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(b)
Fees and Expenses. The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee letter agreement entered into by the parties.
Section 8.
Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
Section 9.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.
Integration. This Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
Section 11.
GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 12.
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement (including any Affiliate of each Issuing Bank that issues any Letter of Credit).
Section 13.
Miscellaneous. (a) On and after the effectiveness of this Agreement, each reference in each Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, waived or otherwise modified by this Agreement and (b) this Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the Effective Date.

TALOS ENERGY INC.,

as Holdings

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

TALOS PRODUCTION INC.,
as the Borrower

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

Signature Page

TALOS ERT LLC,

TALOS ENERGY PHOENIX LLC,

TALOS ENERGY OFFSHORE LLC,

TALOS GULF COAST LLC,

TALOS GULF COAST OFFSHORE LLC,

TALOS GULF COAST ONSHORE LLC,

ANRP (TALOS DC), LLC,

CKB PETROLEUM, LLC,

TALOS PETROLEUM LLC,

STONE ENERGY HOLDING, L.L.C.,

TALOS RESOURCES LLC,

TALOS ARGO INC.,

TALOS ENERGY HOLDINGS LLC,

TALOS ENERGY LLC,

TALOS ENERGY OPERATING COMPANY LLC,

TALOS PRODUCTION FINANCE INC.,

TALOS ENERGY INTERNATIONAL LLC and

TALOS OIL AND GAS LLC,

TALOS EXPLORATION LLC,

TALOS THIRD COAST LLC,

as Credit Parties

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

Talos International Holdings SCS, a limited partnership (société en commandite simple), having its registered office address at 6, rue Eugène Ruppert, L-2453 Luxembourg and registered with the RCS Luxembourg under number B 240.942 acting by its general partner, ANRP (Talos DC), LLC, itself represented by:

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

Signature Page

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Swingline Lender, an Issuing Bank and as a Lender

By:	/s/ Michael Kamauf

Name: Michael Kamauf

Title: Authorized Officer

Signature Page

NATIXIS, NEW YORK BRANCH,

as an Issuing Bank and a Lender

By:	/s/ Dave B Martens

Name: Dave B Martens

Title: Managing Director

By:	/s/ Arnaud Roberdet

Name: Arnaud Roberdet

Title: Vice President

Signature Page

DNB CAPITAL LLC,
as a Lender

By:	/s/ Kevin Utsey

Name: Kevin Utsey

Title: Senior Vice President

By:	/s/ Scott Joyce

Name: Scott Joyce

Title: Senior Vice President

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna

Name: Christopher Kuna

Title: Senior Director

Signature Page

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz

Name: Cliff Vaz

Title: Vice President

Signature Page

KeyBank National Association,
as a Lender

By:	/s/ George McKean

Name: George McKean

Title: Senior Vice President

Signature Page

Societe Generale,
as a Lender

By:	/s/ Emmanuel Chesneau

Name: Emmanuel Chesneau

Title: Managing Director

Signature Page

Mizuho Bank, Ltd.,
as a Lender

By:	/s/ Edward Sacks

Name: Edward Sacks

Title: Authorized Signatory

Signature Page

REGIONS BANK.,
as a Lender

By:	/s/ David Valentine

Name: David Valentine

Title: Managing Director

Signature Page

GOLDMAN SACHS BANK USA.,
as a Lender

By:	/s/ William E. Briggs IV

Name: William E. Briggs IV

Title: Authorized Signatory

Signature Page

MORGAN STANLEY SENIOR FUNDING, INC..,
as a Lender

By:	/s/ Julie Lilienfeld

Name: Julie Lilienfeld

Title: Authorized Signatory

Signature Page

CREDIT SUISSE AG, NEW YORK BRANCH.,
as a Lender

By:	/s/ Doreen Barr

Name: Doreen Barr

Title: Authorized Signatory

By:	/s/ Michael Dieffenbacher

Name: Michael Dieffenbacher

Title: Authorized Signatory

Signature Page

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Patrick Johnston

Name: Patrick Johnston

Title: Director

Signature Page

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Houssem Daly

Name: Houssem Daly

Title: Director

By:	/s/ Dionne Robinson

Name: Dionne Robinson

Title: Associate Director

Signature Page

Annex I

Schedule 1.1(a)

COMMITMENTS

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$85,000,000.00	10.74229241%
Natixis, New York Branch	$75,000,000.00	9.47849330%
DNB Capital LLC	$75,000,000.00	9.47849330%
Capital One, National Association	$65,000,000.00	8.21469419%
Citibank, N.A.	$65,000,000.00	8.21469419%
KeyBank National Association	$65,000,000.00	8.21469419%
Société Générale	$65,000,000.00	8.21469419%
Mizuho Bank, Ltd.	$60,000,000.00	7.58279464%
Regions Bank	$50,000,000.00	6.31899553%
Goldman Sachs Bank USA	$50,000,000.00	6.31899553%
Morgan Stanley Senior Funding, Inc.	$50,000,000.00	6.31899553%
Credit Suisse AG, New York Branch	$41,265,000.00	5.21506701%
BMO Harris Bank N.A.	$25,000,000.00	3.15949777%
UBS AG, Stamford Branch	$20,000,000.00	2.52759821%
Total	$791,265,000.00	100.00000000%

Annex I